UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 06, 2024

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15997	95-4783236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard Suite 6000 West
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 310 447-3870

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	EVC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 6, 2024 (the "Effective Date"), Entravision Communications Corporation (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”), among Adsmurai, S.L. ("Adsmurai"), the Company and the other stockholders of Adsmurai (the “Buyers”). Adsmurai is a Spanish company engaged in the sale and marketing of digital advertising technology platforms.

Pursuant to the Purchase Agreement, as of the Effective Date (i) the Company sold its 51% equity interest in Adsmurai to Buyers, (ii) the Company terminated loans it made to Buyers in the principal amount of €12.3 million and (iii) the parties terminated other previous agreements made between them, including an Options Agreement which contained put redemption features for Buyers and call redemption features for the Company. As consideration, the Company receives €15.0 million (approximately $16.2 million as of the Effective Date) ("Total Consideration"). The Purchase Agreement also contains representations, warranties, covenants, indemnities and releases of the parties thereto.

The Total Consideration is payable to the Company as follows:

•
€10.0 million paid on the Effective Date; and
•
€5.0 million to be paid within six months of the Effective Date.

The foregoing summary of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of such agreement, a copies of which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Share Purchase Agreement by and among Entravision Communications Corporation, the buying stockholder parties thereto, and Adsmurai, S.L.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entravision Communications Corporation

Date:	May 7, 2024	By:	/s/ Michael J. Christenson
Michael J. Christenson, Chief Executive Officer